PREPAYMENTS AND OTHER RECEIVABLES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
PREPAYMENTS AND OTHER RECEIVABLES
Prepayments to CRO vendors	¥ 5,175	$ 729	¥ 32,960
Prepayments for stock repurchase	3,883	547
Prepayments for other services	5,908	832	1,321
Prepayments to an affiliate (Note 19)	14,208	2,001	8,231
Value-added tax recoverable	4,696	661	8,197
Deposits	4,863	685	4,570
Other receivables	13,270	1,870	24,999
Total	¥ 52,003	$ 7,325	¥ 80,278